SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street, N.W.
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 20, 2004

Volkswagen Public Auto Loan Securitization, LLC
Volkswagen Auto Loan Enhanced Trust 2003-1

(Exact Name of Registrant as Specified in Charter)

EXHIBITS

Delaware	333-103709	83-0349353

	333-103709-01	90-6024111

(State of Incorporation)	(Commission File Numbers)	(IRS Employer Id. Nos.)

3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 754-5000

__________________________________N/A_______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
2003-1 Servicer Certificate

Item 5. Other Events

     The Servicer Certificate relating to the Volkswagen Auto Loan Enhanced Trust 2003-1, for the Collection Period ended March 27, 2004, provided to The Bank of New York, as indenture trustee, is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Designation	Description	Method of Filing
Exhibit 20	Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate for the Collection Period ended March 27, 2004 provided to The Bank of New York, as indenture trustee.	Filed with this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: April 20, 2004	Volkswagen Public Auto Loan Securitization, LLC
By: /s/ Timothy J. Flaherty Timothy J. Flaherty Assistant Treasurer
Volkswagen Auto Loan Enhanced Trust 2003-1 By: VW Credit, Inc. as Administrator
By: /s/ Timothy J. Flaherty Timothy J. Flaherty Assistant Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
EX-20	Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate for the Collection Period ended March 27, 2004 provided to The Bank of New York, as indenture trustee.